United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 3, 2025

SUNation Energy Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State Or Other Jurisdiction Of Incorporation)

001-31588	41-0957999
(Commission File Number)	(I.R.S. Employer Identification No.)

171 Remington Boulevard Ronkonkoma, NY	11779
(Address of Principal Executive Offices)	(Zip Code)

(631) 750-9454

Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $.05 per share	SUNE	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On March 3, 2025, Andrew Childs, our interim Chief Financial Officer, informed SUNation Energy, Inc. (the “Company”) and its Board of Directors (the “Board”) of his intention to resign as the interim Company’s Chief Financial Officer, effective at the close of business on March 6, 2025. Mr. Childs has served as the Interim CFO since September 4, 2024. Mr. Childs’ resignation is not the result of any dispute or disagreement with the Company, including with respect to any matters relating to the Company’s accounting practices, operations, policies or financial reporting.

On March 5, 2025, following Mr. Childs’ resignation, the Company’s Board of Directors appointed James Brennan to fill the role of Chief Financial Officer of the Company, effective immediately, which shall be in addition to his role serving as the Chief Operating Officer. Ms. Kristin Hlavka will continue in her role as the Company’s Chief Accounting Officer, and will assist Mr. Brennan in connection with his expanded role with the Company.

Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We may in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Our forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties, including statements regarding the Company’s intent to file for a hearing before the Panel, our ability to regain compliance with the Nasdaq continued listing requirements, and our financial condition, growth and strategies. Any or all of the forward-looking statements may turn out to be wrong or be affected by assumptions we make that later turn out to be incorrect, or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including risks related to our ability to regain compliance with Nasdaq’s continued listing requirements or otherwise maintain compliance with any other listing requirement of the Nasdaq Capital Market, including the Minimum Bid Price Requirement, timely file our request for a hearing before the Panel, the potential de-listing of our shares from the Nasdaq Capital Market due to our failure to comply with the Minimum Bid Price Requirement, and the other risks set forth in our filings with the Securities and Exchange Commission, including in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this Current Report on Form 8-K. We undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances unless required by law.

SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNATION ENERGY INC.

	By:	/s/ James Brennan
James Brennan
Chief Operating Officer

Date: March 7, 2025

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